UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

July 16, 2014
Date of Report (Date of Earliest Event Reported)

HEWLETT-PACKARD COMPANY
(Exact name of registrant as specified in its charter)

DELAWARE	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 HANOVER STREET, PALO ALTO, CA		94304
(Address of principal executive offices)		(Zip code)

(650) 857-1501
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)
On July 16, 2014, the Board of Directors (the “Board”) of Hewlett-Packard Company (“HP”) elected Klaus Kleinfeld, Chairman and Chief Executive Officer of Alcoa, to serve as a director of HP, effective immediately.  In addition, Mr. Kleinfeld was elected to the Nominating, Governance and Social Responsibility Committee, effective immediately.

              Mr. Kleinfeld will participate in the non-employee director compensation arrangements generally applicable to all HP non-employee directors. Under the terms of those arrangements as currently in effect, Mr. Kleinfeld will receive, among other things (i) an annual cash retainer of $100,000, which he may elect to receive in the form of HP securities, and an annual equity retainer of $175,000 paid at his election either in the form of restricted stock units or in equal amounts of restricted stock units and stock options, in each case prorated to reflect his service for a partial term, (ii) $2,000 in cash for each Board meeting attended in excess of ten per year, and (iii) $2,000 in cash for each Board committee meeting attended in excess of ten committee meetings per committee per year. Mr. Kleinfeld also will be eligible to participate in the product matching portion of the HP Employee Giving Program under which each non-employee director may contribute up to $100,000 worth of HP products each year to qualified charities by paying 25% of the list price of those products with HP contributing the remaining cost.  For his partial year of Board service, Mr. Kleinfeld’s cash retainer will be pro-rated and paid in the form of cash and his annual equity retainer will be pro-rated and paid in the form of restricted stock units.

Item 7.01.	Regulation FD.

              A copy of HP’s press release announcing changes to the Board is attached hereto as Exhibit 99.1.  The information in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

Item 8.01.	Other Events.

              On July 16, 2014, the Board appointed Margaret C. Whitman, President and Chief Executive Officer of HP and member of the Board since 2011, as Chairman of the Board, effective immediately.

              In connection with the appointment of Ms. Whitman as Chairman of the Board, on July 16, 2014, the independent directors of the Board designated Patricia F. Russo, a member of the Board since 2011, as lead independent director, effective immediately.  The Board also appointed Robert R. Bennett, a member of the Board since 2013, as Chairman of the Finance and Investment Committee, effective immediately.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

Exhibit 99.1	Press release, dated July 17, 2014, entitled “HP Announces Changes to Its Board of Directors” (furnished herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT-PACKARD COMPANY

DATE: July 17, 2014	By:	/s/ Rishi Varma
	Name:	Rishi Varma
	Title:	Senior Vice President, Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Press release, dated July 17, 2014, entitled “HP Announces Changes to Its Board of Directors” (furnished herewith).